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                                                                  Exhibit 10.54

                                    AGREEMENT

         This Agreement ("Agreement") is entered into as of January 26, 1999 by and between HA-LO INDUSTRIES, INC., an Illinois corporation ("HA-LO"), and MONTGOMERY WARD & CO. INCORPORATED, an Illinois corporation ("Montgomery Ward").

                                    RECITALS

         A. Montgomery Ward and HA-LO are party to that certain Exclusive Premium Purchasing Agreement dated January 11, 1995 as amended by a First Amendment, dated December 27, 1995, and a Second Amendment, dated June 29, 1998 (collectively, the "Purchasing
Agreement").

         B. Pursuant to two Warrants, each dated January 10, 1996 and each amended as of June 29, 1998 (as amended, collectively, the "Warrants"), HA-LO granted to Montgomery Ward the right to purchase an aggregate of 518,917 shares (preadjustment) of HA-LO's Common Stock, no par value (the "Warrant Shares") on specified terms and conditions.

         C. The parties wish to make certain clarifying changes and amendments to the Purchasing Agreement, the Warrants and otherwise, all as is set forth in this Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. DESIGNATION OF PURCHASE ORDERS. Notwithstanding the provisions of
Section 1.2(b) of the Warrants that the calculation of purchases of Premium Products by the MW Buying Group under the Purchasing Agreement are to be calculated "on the basis of the dates of invoices for such Premium Products," at the discretion of Montgomery Ward, purchase orders made by Montgomery Ward pursuant to the Purchasing Agreement during the calendar month of January, 1999 shall be included in the calculation of purchases of Premium Products under such
Section 1.2(b) for January, 1999. All such purchase orders shall be paid in full by Montgomery Ward upon execution hereof.

         2. PAYMENT TERMS. Notwithstanding the provisions of Section 5 of the Purchasing Agreement, for all purchase orders made by the MW Buying Group from and after the date hereof pursuant to the Purchasing Agreement (and with respect to the purchases described in paragraph 1 of this Agreement), payment shall be made in an amount equal to 100% of the HA-LO quotation amount with regard to each such purchase order upon delivery of such purchase orders to HA-LO, and the remainder of the payment obligation with respect to such purchase order, if at all, shall be due and owing net thirty (30) days from the later of (i) the date of shipment of

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Premium Products by HA-LO with respect thereto, or (ii) the date of receipt by
Montgomery Ward of HA-LO's invoice for such Premium Products.

         3. PAYMENT OF OUTSTANDING RECEIVABLES. On or before February 15, 1999, Montgomery Ward shall pay in full to HA-LO the outstanding balance of all sums owed by Montgomery Ward to HA-LO, whether or not such sums are now or would otherwise be due and owing pursuant to the Purchasing Agreement (prior to the adoption of this Agreement).

         4. COUNTERPART. This Agreement may be executed in any number of counterparts, and each counterpart shall constitute an original instrument, but all separate counterparts shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement on and as of the date set forth above.


                                              MONTGOMERY WARD & CO. INCORPORATED


                                              By:
                                                 ------------------------------
                                                 Its:
                                                     --------------------------

                                              HA-LO INDUSTRIES, INC.


                                              By:
                                                 ------------------------------
                                                 Its:
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